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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT



                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JUNE 14, 1994
                                                  -------------

                            HONEYWELL INC.
     ---------------------------------------------------------
      (Exact name of registrant as specified in its charter)



   Delaware                1-971                 41-0415010
----------------        ------------         -------------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification No.)
incorporation)


          Honeywell Plaza
          Minneapolis, Minnesota                  55408
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(Address of principal executive offices)       (Zip Code)


Registrant's telephone number including area code:  (612) 951-1000
                                                    ---------------

                         Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          On June 14, 1994, the Registrant entered into a Credit and Reimbursement Agreement with various banks named as parties thereto which provides for the issuance of loans or letters of credit in an aggregate amount of up to $1,200,000,000.00. The June 14, 1994 Credit and Reimbursement Agreement terminates and replaces a Credit and Reimbursement Agreement dated as of December 9, 1993 among the Registrant, Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank, Bank of America National Trust and Savings Association, The Fuji Bank Limited and Citicorp USA, Inc., providing for the issuance of loans and letters of credit in a like amount. The December 9, 1993 Credit and Reimbursement Agreement was filed as Exhibit 10(i) to the Registrant's Annual Report on Form 10-K for its fiscal year ended December 31, 1993, as amended by Amendment on Form 10-K/A filed May 11, 1994.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (c)  Exhibits

               (10)(i) Credit and Reimbursement Agreement dated as of June 14, 1994 among Honeywell Inc., the banks listed therein, the Co-Agents listed therein and Morgan Guaranty Trust Company of New York, as Administrative Agent.

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                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HONEYWELL INC.



                                By:/S/ William L. Trubeck
                                   -----------------------------
                                   Senior Vice President and
                                   Chief Financial Officer



Date: June 30, 1994